                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, OR GRACE U. SHIN his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Director of said corporation the registration statement or statements covering the issue and sale of 10,000,000 shares of said corporation's common stock in connection with the Dividend Reinvestment Plan, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, we have signed these presents this 16th day of October 1996 .


 STANLEY T. SKINNER        REBECCA Q. MORGAN
 ROBERT D. GLYNN, JR.      DAVID A. COULTER
 RICHARD A. CLARKE         C. LEE COX
 H. M. CONGER              SAMUEL T. REEVES
 MARY S. METZ              BARRY LAWSON WILLIAMS
 JOHN C. SAWHILL           CARL E. REICHARDT
 WILLIAM S. DAVILA         RICHARD B. MADDEN
 DAVID M. LAWRENCE

                               POWER OF ATTORNEY


          STANLEY T. SKINNER, the undersigned, Chairman of the Board, Chief Executive Officer, and Director of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, OR GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer and Director of said corporation the registration statement or statements covering the issue and sale of 10,000,000 shares of said corporation's common stock in connection with the Dividend Reinvestment Plan, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October 1996.

                              STANLEY T. SKINNER
                              -----------------------
                              STANLEY T. SKINNER

                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, Senior Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, OR GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer of said corporation the registration statement or statements covering the issue and sale of 10,000,000 shares of said corporation's common stock in connection with the Dividend Reinvestment Plan, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October 1996.

                              GORDON R. SMITH
                              -------------------
                              GORDON R. SMITH

                               POWER OF ATTORNEY


          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, OR GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller of said corporation the registration statement or statements covering the issue and sale of 10,000,000 shares of said corporation's common stock in connection with the Dividend Reinvestment Plan, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 16th day of October 1996.

                              CHRISTOPHER P. JOHNS
                              -------------------------
                              CHRISTOPHER P. JOHNS